                                                                   Exhibit 10.31

                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

         THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT is dated as of December 19, 2002 and is made by and between NORDSTROM CREDIT, INC., a Colorado corporation ("Seller") and NUDO-WEINER ASSOCIATES, LLC, an Illinois limited liability company, and its assigns ("Purchaser").

         Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated December 16, 2002 (the "Agreement") relating to 13531 East Caley Avenue in Cherry Creek Business Center, Centennial, Colorado. Purchaser and Seller now desire to amend the Agreement in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, Seller and Purchaser agree as follows:

         1. Extension of Closing Date. The Agreement is hereby amended to provide that the Closing Date shall be extended from December 31, 2002 to January 15, 2003 (or earlier if mutually agreed to by the parties).

         2. Amendment to Lease Exhibit. The parties hereby agree to amend the form of the Lease attached to Agreement is hereby amended by replacing the form of Exhibit C attached to the Lease with the form of Revised Exhibit C attached to this First Amendment.

         3. Miscellaneous. This First Amendment shall be binding upon and inure to the benefit of the successors and assigns of Seller and Purchaser. The terms and provisions of the Agreement not specifically modified by this First Amendment shall remain in full force and effect and shall not be construed to have been modified, waived, discharged or otherwise altered by this First Amendment. The terms and provisions of the Agreement are incorporated herein by reference as if fully stated herein. To the extent the terms of this First Amendment conflict with the terms of the Agreement, the terms of this First Amendment shall control. Any term capitalized in this First Amendment but not specifically defined or amended herein shall have the meaning given to it in the Agreement. This First Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. This First Amendment may be executed via facsimile transmission and all facsimile signatures shall be deemed originals for all purposes.

                        [signatures follow on next page]

         IN WITNESS WHEREOF, this First Amendment to Purchase and Sale Agreement has been executed by the parties hereto as of the date first above written.

                                              PURCHASER:

                                              NUDO-WEINER ASSOCIATES, LLC, an
                                              Illinois limited liability company

                                              By:    /s/ Gerald Lee Nudo
                                                     -------------------
                                              Name:  Gerald Lee Nudo
                                              Title: Manager

                                              SELLER:

                                              NORDSTROM CREDIT, INC., a Colorado
                                              corporation

                                              By:    /s/ David L. Mackie
                                                     -------------------
                                              Name:  David L. Mackie
                                              Title: Secretary

                           REVISED EXHIBIT C TO LEASE

                                    EXHIBIT C

                                       BASE RENT

----------------------------------------------------------------------------------------
          Lease Year                      Annual Amount              Monthly Installment
----------------------------------------------------------------------------------------
a)   Initial Term
----------------------------------------------------------------------------------------
               1                         $1,596,000.00*                 $133,000.00
----------------------------------------------------------------------------------------
               2                          1,611,960.00                   134,330.00
----------------------------------------------------------------------------------------
               3                          1,628,079.60                   135,673.30
----------------------------------------------------------------------------------------
               4                          1,644,360.39                   137,030.03
----------------------------------------------------------------------------------------
               5                          1,660,803.99                   138,400.33
----------------------------------------------------------------------------------------
               6                          1,677,412.02                   139,784.33
----------------------------------------------------------------------------------------
               7                          1,694,186.14                   141,182.17
----------------------------------------------------------------------------------------
               8                          1,711,128.00                   142,594.00
----------------------------------------------------------------------------------------
               9                          1,728,239.28                   144,019.94
----------------------------------------------------------------------------------------
              10                          1,745,521.67                   145,460.13
----------------------------------------------------------------------------------------
              11                          1,762,976.88                   146,914.74
----------------------------------------------------------------------------------------
              12                          1,780,606.64                   148,383.88
----------------------------------------------------------------------------------------
              13                          1,798,412.70                   149,867.72
----------------------------------------------------------------------------------------
              14                          1,816,396.82                   151,366.40
----------------------------------------------------------------------------------------
              15                          1,834,560.78                   152,880.06
----------------------------------------------------------------------------------------
b)   First Option Period
----------------------------------------------------------------------------------------
             16-20                        2,018,016.85                   168,168.07
----------------------------------------------------------------------------------------
c)   Second Option Period
----------------------------------------------------------------------------------------
             21-25                        2,219,818.53                   184,984.87
----------------------------------------------------------------------------------------
d)   Third Option Period
----------------------------------------------------------------------------------------
             26-30                        2,441,800.38                   203,483.36
----------------------------------------------------------------------------------------
e)   Fourth Option Period
----------------------------------------------------------------------------------------
             31-35                        2,685,980.41                   223,831.70
----------------------------------------------------------------------------------------
f)   Fifth Option Period
----------------------------------------------------------------------------------------
             36-40                        2,954,578.45                   246,214.87
----------------------------------------------------------------------------------------

*adjusted in the event that the first Lease Year exceeds twelve (12) calendar months.

                                       3